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                                                                    EXHIBIT 23.6

The Board of Directors
Galen Holdings Public Limited Company

     We consent to the reference to our firm under the headings entitled "Risk Factors" and "Enforcing Civil Liabilities" in the prospectus included in the Registration Statement on Form F-1 (the "Registration Statement") and to the filing of this consent as an exhibit to the Registration Statement with the Securities and Exchange Commission.

                                                  Very truly yours,

                                                  /s/  L'Estrange & Brett

Northern Ireland
2 July, 2001